                          MFS INTERMEDIATE INCOME FUND
                                  (THE "FUND")

                   Supplement to the April 1, 1995 Prospectus


The description of portfolio manager(s) on page 15 of the Prospectus has been deleted and replaced in its entirety by the following:

         "Steven E. Nothern, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1989 and has been one of the Fund's portfolio managers since 1992. Christopher D. Piros, a Vice President of the Adviser, has been employed by the Adviser as a portfolio manager since 1992 and has been one of the Fund's portfolio managers since January 31, 1996."


                The date of this Supplement is February 8, 1996.